                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Discovery Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Global Discovery Fund	1-Year	3-Year	5-Year	10-Year
Class A	16.01%	12.27%	4.32%	9.82%
Class B	15.15%	11.37%	3.46%	8.91%
Class C	15.18%	11.40%	3.53%	8.97%
S&P/Citigroup World Equity EMI+	17.71%	15.87%	8.05%	8.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 10/31/04	$ 29.93	$ 28.27	$ 28.38
10/31/03	$ 25.80	$ 24.55	$ 24.64
Class A Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	6	of	40	15
3-Year	9	of	27	33
5-Year	8	of	20	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Discovery Fund — Class A [] S&P/Citigroup World Equity EMI+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,942	$13,338	$11,646	$24,059
	Average annual total return	9.42%	10.08%	3.10%	9.18%
Class B	Growth of $10,000	$11,216	$13,612	$11,755	$23,487
	Average annual total return	12.15%	10.83%	3.29%	8.91%
Class C	Growth of $10,000	$11,523	$13,826	$11,894	$23,600
	Average annual total return	15.18%	11.40%	3.53%	8.97%
S&P/Citigroup World Equity EMI+	Growth of $10,000	$11,771	$15,555	$14,725	$22,985
	Average annual total return	17.71%	15.87%	8.05%	8.68%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI, formerly the Salomon Smith Barney World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004 Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on March 1, 2001 are derived from historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/04
Scudder Global Discovery Fund	1-Year	3-Year	5-Year	10-Year
Class S	16.34%	12.55%	4.65%	10.13%
Class AARP	16.33%	12.56%	4.66%	10.14%
S&P/Citigroup World Equity EMI+	17.71%	15.87%	8.05%	8.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 10/31/04	$ 30.56	$ 30.55
10/31/03	$ 26.27	$ 26.26
Class S Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	5	of	40	13
3-Year	6	of	27	22
5-Year	7	of	20	34
10-Year	1	of	10	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Discovery Fund — Class S [] S&P/Citigroup World Equity EMI+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,634	$14,258	$12,550	$26,251
	Average annual total return	16.34%	12.55%	4.65%	10.13%
Class AARP	Growth of $10,000	$11,638	$14,262	$12,559	$26,271
	Average annual total return	16.33%	12.56%	4.66%	10.14%
S&P/Citigroup World Equity EMI+	Growth of $10,000	$11,771	$15,555	$14,725	$22,985
	Average annual total return	17.71%	15.87%	8.05%	8.68%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI, formerly the Salomon Smith Barney World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,052.40	$ 1,048.20	$ 1,048.40	$ 1,053.10	$ 1,053.10
Expenses Paid per $1,000*	$ 8.89	$ 12.89	$ 12.78	$ 7.75	$ 7.59
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,016.54	$ 1,012.61	$ 1,012.73	$ 1,017.65	$ 1,017.81
Expenses Paid per $1,000*	$ 8.74	$ 12.67	$ 12.56	$ 7.62	$ 7.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios+	Class A	Class B	Class C	Class AARP	Class S
Scudder Global Discovery Fund	1.72%	2.50%	2.48%	1.50%	1.47%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Global Discovery Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Discovery Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Joseph Axtell, CFA

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 2001 and the fund in 2002.

Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

Director, International Research at PCM International (1989-1996).

Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

Analyst at Prudential-Bache Capital Funding in London (1987-1988).

Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

Terrence S. Gray, CFA

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2003.

Over 11 years of investment industry experience specializing in Pacific Basin and Emerging Markets.

Head of global portfolio selection team for Pacific Basin Equity: New York.

In the following interview, Portfolio Co-Manager Joseph Axtell discusses Scudder Global Discovery Fund's strategy and the market environment for the 12-month period ended October 31, 2004.

Q:  What was the nature of the investment backdrop during the annual period?

A:  The global stock markets performed well during the past year, as market participants were encouraged by an environment of moderate global growth and strong corporate profits. For the 12-month period, the S&P/Citigroup World Equity EMI (the fund's benchmark) returned 17.71%.1 Despite the presence of this positive backdrop, the period was marked by investor nervousness over worldwide political developments, the direction of growth in China and rising interest rates in the United States. Stocks perceived to be "safer" therefore outperformed, causing the value stocks in the benchmark to outperform the growth component.

1 The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI, formerly the Salomon Smith Barney World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of all distributions and, unlike the fund, do not reflect fees or expenses. It is not possible to invest directly in an index.

2 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager likely expects the asset in question to underperform the market as a whole.

Because the fund has a growth bias, the underperformance of the growth style detracted from its return, but the investment environment was positive in other ways. First, international equities outperformed the US market, which was helpful since the fund is overweight in the overseas markets and underweight in the United States.2 A significant factor in the strong relative performance of the international markets was the strength in foreign currencies in relation to the US dollar. Because portfolio investments denominated in foreign currencies must be translated back to the dollar, a gain in the value of the currencies helps increase the value of the fund. During the past year, for instance, the value of the euro rose 10.4% against the dollar, while the Japanese yen rose 3.9%. Local currency appreciation provided a boost to the performance of the fund by 64%. An additional factor helping the fund was the outperformance of smaller companies in relation to their large-cap counterparts. In the United States, for example, the Russell 2000 Index gained 11.73% versus 9.42% for the S&P 500 index.3 As a result, the global small-cap area was an excellent asset class in which to be invested during the past year.

3 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 small US stocks. The S&P 500 is an unmanaged group of large-cap stocks that are generally representative of the overall US stock market. Index returns assume reinvestment of all distributions and, unlike the fund, do not reflect fees or expenses. It is not possible to invest directly in an index.

4 Funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th largest company in the S&P/Citigroup World Broad Market Index. Small/mid-cap growth funds typically have an above-average-to cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P /Citigroup World BMI.

Q:  How did the fund perform in relation to its benchmark?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004, was 16.01%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.) Although the fund underperformed the 17.71% return of its benchmark, it outperformed the 13.37% return of the 40 funds in its Lipper peer group, Global Small/Mid-Cap Growth Funds, and finished within the top 15% of its peer group.4 (Please see page 4 for more complete information on Lipper rankings.) We are also pleased to report that the fund has outperformed its peer group average for the three- and five-year periods.5

5 Source: Lipper Inc as of October 31, 2004. The fund's Class A shares ranked 6, 9 and 8 for the 1-, 3- and 5-year periods as of October 31, 2004. There were 40, 27 and 20 funds, respectively, in Lipper's Global Small/Mid-Cap Funds category. Ranking is based on the fund's total return in the period cited. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Lipper returns are the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the Global Small/Mid-Cap Funds category. It is not possible to invest directly in a Lipper category.

Q:  What factors helped fund performance?

A:  Three factors had a particularly positive impact on returns:

1. Strong stock selection within financials: Roughly 25% of the fund's assets were held in this sector (on average throughout the full period), compared with about 21% in the benchmark. Given that the group outperformed, this overweight was a positive for performance. We also benefited from strong stock selection. The largest contributor was Anglo Irish Bank Corp., PLC, which reported 56% earnings growth and 21% loan growth during the first six months of its fiscal year. Although we remain optimistic on the company's prospects, we trimmed the position in the portfolio somewhat to lock in some profits and keep the stock at a reasonable weighting within the portfolio. The second-largest contributor within financials was First Marblehead Corp. (US), which services and securitizes student loans. Since the rate of increase in college tuition remains much higher than the rate of personal income growth, college loans are the fastest-growing lending sector in the United States. We trimmed this winning position as well, and it is no longer among the fund's top 10 holdings.

Other strong contributors include AEON Mall Co. Ltd., which develops shopping malls in Japan; AEON Credit Services Co., Ltd., which manages the credit card operations of the retailer Aeon Corp.; and Midland Realty Holdings, Ltd., a Hong-Kong based realtor. All benefited from the improving economic backdrop in Asia.

2. Stock selection in the consumer discretionary sector:6 This sector also makes up a large portion of the benchmark — about 18% — so good selection here had a meaningful impact on performance. (The fund also held about 18% of assets in this sector on average.) The top contributor was Harman International Industries, Inc. (US). Harman is the leading manufacturer of integrated audio, climate control and GPS systems for automobiles. These systems have become very popular in the luxury automotive segment, and we expect they will soon begin to grow more rapidly within the mass-market arena, as well. Harman has consistently beat earnings estimates and most recently reported an earnings increase of 86% year-over-year, 25% above the consensus analyst expectations. Puma AG, the German sports apparel company, also provided stellar returns on the strength of its fresh designs, strong earnings growth and efforts to maintain its brand image by keeping its products out of discount stores. We continue to hold the stock in the portfolio, believing it is inexpensive relative to its industry peers even after its gains of the past year.

6 Consumer discretionary stocks are those, such as home electronics, that are non-necessities and therefore more sensitive to economic conditions.

The third-best contributor within consumer discretionary was JC Decaux SA, a French outdoor advertising company which — among its other businesses — sells advertising on "street furniture" (such as bus stops) that it installs in major cities across the globe. In North America, the company has such advertising contracts in Chicago, Los Angeles and Vancouver, and is working on a similar deal with New York City. During the most recent period, the company's stock benefited from higher advertising spending worldwide.

3. Outperformance in telecommunications: This is a minor sector within the small-cap arena (less than 1% of the benchmark), since most telecoms are extremely large. The fund's holding in Russia's Mobile Telesystems (ADR) performed exceptionally well during the period on the strength of Russian consumers' increasing adoption of cell phones.

Q:  What elements of the fund's positioning detracted from performance?

A:  Poor stock selection occurred in three sectors. Because the negative impact of these positions outweighed the positives we just mentioned, the fund underperformed for the period.

1. An overweight position and poor stock selection in health care: Roughly 17.5% of the fund's assets were held in health care stocks during the period (on average), compared with 9.2% in the benchmark. We have long favored this group due to the aging population in the developed world, the fact that the health care business is not economically sensitive (and therefore provides diversification benefits) and the wealth of small, fast-growing companies in the sector. Unfortunately, the group underperformed during the past year, meaning that the fund's overweight detracted from its performance. In addition, the return of the fund's holdings trailed the return of the health care stocks in the benchmark. Stocks that detracted from performance included Par Pharmaceutical Cos., Inc. (US), Flamel Technologies SA (ADR) (France) and Thoratec Corp. (US), all of which we continue to hold in the portfolio.

2. Incorrect positioning within energy: The fund was underweight in this sector for most of the year. This proved to be a negative, since energy stocks were boosted by the soaring prices of crude oil. In addition, the portfolio was tilted toward oil service companies rather than producers, and this too proved to be a detractor. It is important to note, however, that the fund's holdings in this area performed well on an absolute basis, as even many underperforming stocks still produced gains in the 20% to 30% range.

3. An underweight position and poor selection within industrials: Given the improving economy, we should have held a neutral weighting in the economically-sensitive industrials sector, at the very least. Instead the fund was underweight, and consequently lost ground when the sector outperformed. Selection also hurt performance, with key detractors being Ryanair Holdings PLC (Ireland) and Vedior NV (Netherlands). We continue to hold both in the fund. In the case of Ryanair, which declined on a first quarter profit warning and the subsequent rise in strength in oil prices (which raises its costs), we believe the company will maintain its position as the number one low-cost airline in Europe. Vedior, an employment services company with exposure to both the United States and Europe, was hurt by the weak employment numbers coming out of both regions. We are holding the stock in the portfolio, on the belief that its long-term prospects should remain favorable as the job market eventually improves.

Q:  What changes did you make to the fund's positioning during the annual period?

A:  The fund's weighting in health care declined, due not only to weak relative performance in the sector, but also our decision to sell St. Jude Medical, Inc. (US), which had grown to large-cap status, and Olympus Corp. (Japan). On the other side of the ledger, we increased the fund's weighting in the consumer discretionary sector, where we purchased Gentex Corp. (US), whose product line includes a self-dimming rearview mirror. We also increased the fund's weighting in industrials through additions in Daewoo Shipbuilding and Marine Engineering Co., Ltd. (Korea); Joy Global, Inc. (US), which makes coal-mining equipment; and Rational AG (Germany), a manufacturer of steam cookers. The fund's weighting in information technology declined to 16% of assets from 18.5% a year ago, due to the acquisitions of the fund's holdings in Documentum, Inc. and Netscreen, as well as our decision to close a handful of positions. (As of 10/31/04, positions in Documentum and Netscreen were sold.)

Looking at the portfolio in its entirety, we trimmed its position in higher-growth, higher-risk names and added to its position in more reasonably valued growth companies. We believe this shift will pay off if market performance cools and investment gains prove more difficult to achieve.

Q:  Do you have any closing thoughts for investors?

A:  In our view, small-cap stocks — which have outperformed their large-cap counterparts for five years in a row — are no longer inexpensive on a relative basis. It is therefore likely that investing in this area will become more challenging in the years ahead. That said, we believe our abilities to invest in a wide range of small- to mid-cap stocks, to shift between all geographic areas and to choose among higher- or lower-risk stocks helps provide us with a tremendous amount of flexibility. Given the size of our investment universe, we believe we will continue to find a wealth of smaller, less-followed stocks that we believe can offer considerable long-term opportunity for fund investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Europe	40%	35%
US	36%	41%
Pacific Basin	8%	7%
Japan	7%	8%
United Kingdom	5%	6%
Latin America	2%	2%
Other	2%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Financials	24%	26%
Consumer Discretionary	21%	16%
Information Technology	16%	17%
Industrials	15%	12%
Health Care	13%	18%
Materials	3%	2%
Energy	3%	4%
Utilities	2%	3%
Consumer Staples	2%	1%
Telecommunication Services	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of October 31, 2004 (26.1% of Net Assets)
1. Anglo Irish Bank Corp., PLC Provider of financial services for business and private sectors	Ireland	5.1%
2. Legg Mason, Inc. Provider of various financial services	United States	3.5%
3. Fresenius Medical Care AG Manufacturer that distributes equipment and products for dialysis patients	Germany	3.2%
4. Caremark Rx, Inc. Provider of pharmaceutical services	United States	2.2%
5. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	United States	2.1%
6. Puma AG Designs and manufactures sporting goods and apparel	Germany	2.1%
7. Alpha Bank AE Provider of commercial banking services	Greece	2.0%
8. Deutsche Boerse AG Provider of financial services	Germany	2.0%
9. Zions Bancorp Provider of commercial banking services	United States	2.0%
10. Nidec Corp. Manufacturer of small-scale motors for hard disk drives	Japan	1.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks 98.4%
Australia 1.7%
Macquarie Bank Ltd.	189,704	5,616,263
QBE Insurance Group Ltd. (d)	309,887	3,181,701
(Cost $3,945,054)		8,797,964
Austria 0.4%
Wienerberger AG (Cost $1,546,916)	48,700	1,936,984
Brazil 2.0%
Aracruz Celulose SA "B" (Preferred) (ADR)	184,700	6,220,696
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	142,412	3,779,615
(Cost $7,990,114)		10,000,311
Canada 0.9%
OPTI Canada, Inc.* (d)	103,600	1,545,825
ZENON Environmental, Inc.*	154,200	2,768,584
(Cost $4,281,234)		4,314,409
Denmark 1.0%
GN Store Nord A/S (Cost $4,971,611)	492,500	4,999,742
France 5.1%
Autoroutes du Sud de la France (d)	174,918	8,095,798
Camaieu	56,606	5,472,942
Flamel Technologies SA (ADR)* (d)	278,800	4,569,532
JC Decaux SA*	288,654	7,194,920
(Cost $16,766,368)		25,333,192
Germany 9.6%
Deutsche Boerse AG (d)	198,361	9,931,723
Fresenius Medical Care AG (d)	208,049	15,964,431
Hypo Real Estate Holdings AG*	71,556	2,683,160
Puma AG	41,693	10,466,947
Rational AG (d)	28,792	2,270,450
Stada Arzneimittel AG (d)	194,552	4,063,109
United Internet AG (d)	118,474	2,889,418
(Cost $27,066,653)		48,269,238
Greece 5.6%
Alpha Bank AE	352,620	10,056,535
Coca-Cola Hellenic Bottling Co. SA	236,600	5,271,078
Germanos SA	149,700	3,997,504
Greek Organization of Football Prognostics SA	253,000	5,164,044
Titan Cement Co.	145,800	3,844,880
(Cost $19,792,034)		28,334,041
Hong Kong 3.3%
Kingboard Chemical Holdings Ltd.	2,656,700	5,563,948
Kingboard Chemical Holdings Ltd. (Warrants)*	227,670	105,308
Midland Realty Holdings Ltd.	9,100,100	4,033,836
Wing Hang Bank Ltd.	1,022,400	6,962,251
(Cost $11,919,778)		16,665,343
India 0.5%
Mahindra & Mahindra Ltd. (Cost $2,614,222)	235,000	2,304,902
Ireland 8.0%
Anglo Irish Bank Corp., PLC	1,352,878	25,779,914
ICON PLC (ADR)*	68,800	2,271,088
Irish Continental Group PLC	166,455	2,161,877
Jurys Doyle Hotel Group PLC	548,135	7,318,542
Ryanair Holdings PLC*	472,000	2,468,891
(Cost $11,435,026)		40,000,312
Japan 6.7%
AEON Credit Services Co., Ltd.	76,700	5,033,902
AEON Mall Co., Ltd.	78,000	4,994,003
JAFCO Co., Ltd.	52,200	2,686,529
Matsui Securities Co., Ltd. (d)	106,300	2,820,747
Nidec Corp. (d)	87,000	9,431,607
Park24 Co., Ltd. (d)	107,000	1,816,762
Park24 Co., Ltd.*	107,000	1,813,730
Sumitomo Realty & Development Co., Ltd.	451,000	4,961,660
(Cost $28,094,716)		33,558,940
Korea 0.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	166,600	2,455,471
Korea Information Service, Inc.	90,600	1,699,509
(Cost $4,939,981)		4,154,980
Netherlands 4.2%
Chicago Bridge & Iron Co., NV	162,600	5,032,470
IHC Caland NV (d)	128,431	7,373,200
Vedior NV	574,283	8,460,870
(Cost $15,951,173)		20,866,540
Norway 0.7%
Tandberg ASA (d) (Cost $1,770,809)	357,300	3,365,622
Russia 1.2%
Mobile Telesystems (ADR) (Cost $1,166,505)	41,100	5,964,432
Spain 1.8%
ACS, Actividades de Construccion y Servicios SA	242,400	4,708,981
Amadeus Global Travel Distribution SA "A"	504,400	4,147,846
(Cost $6,314,997)		8,856,827
Sweden 1.0%
Eniro AB (d)	474,400	4,020,566
Micronic Laser Systems AB (d)	153,500	1,111,203
(Cost $4,468,668)		5,131,769
Switzerland 0.5%
Micronas Semiconductor Holdings AG (Foreign Registered)* (Cost $2,573,128)	61,272	2,410,365
Taiwan 1.7%
Compal Electronics, Inc.	4,396,805	3,944,502
Siliconware Precision Industries Co.	6,036,800	4,567,316
(Cost $10,531,350)		8,511,818
Thailand 0.7%
Bangkok Bank PCL (Foreign Registered)* (Cost $3,677,584)	1,472,100	3,443,089
United Kingdom 5.1%
Aegis Group PLC	2,798,455	5,243,296
ARM Holdings PLC (d)	1,731,900	3,093,843
Group 4 Securicor PLC* (d)	1,072,560	2,343,768
John Wood Group PLC	733,978	1,934,732
Misys PLC	698,048	2,760,034
Taylor Nelson Sofres PLC	1,364,918	5,791,678
Viridian Group PLC	389,053	4,545,187
(Cost $31,288,362)		25,712,538
United States 35.9%
Advance Auto Parts, Inc.*	190,800	7,464,096
Affiliated Computer Services, Inc. "A"*	78,600	4,287,630
Allegheny Energy, Inc.* (d)	388,200	7,107,942
Applied Micro Circuits Corp.*	555,400	2,021,656
Caremark Rx, Inc.*	367,700	11,019,969
Carter's, Inc.*	154,900	4,873,154
Celgene Corp.* (d)	195,000	5,775,900
Diebold, Inc.	93,800	4,488,330
EOG Resources, Inc.	77,500	5,158,400
Fiserv, Inc.*	242,214	8,608,286
FTI Consulting, Inc.*	203,850	3,824,226
Gentex Corp. (d)	118,400	3,908,384
GTECH Holdings Corp.	348,000	8,237,160
Harman International Industries, Inc.	87,300	10,491,714
Harris Interactive, Inc.*	370,500	2,519,400
Invitrogen Corp.*	91,300	5,286,270
Joy Global, Inc.	81,000	2,736,990
Lam Research Corp.*	112,700	2,933,581
Legg Mason, Inc.	275,565	17,556,246
Mercury Interactive Corp.* (d)	115,200	5,003,136
New York & Co., Inc.*	245,600	5,083,920
P.F. Chang's China Bistro, Inc.*	110,700	5,627,988
Par Pharmaceutical Cos., Inc.*	129,200	5,096,940
Prospect Partners LP*	3	133,990
Rowan Companies, Inc.*	102,600	2,619,378
Spinnaker Exploration Co.	70,700	2,256,744
Symbol Technologies, Inc.	280,075	4,114,302
The First Marblehead Corp.* (d)	145,100	7,777,360
Thoratec Corp.* (d)	269,100	2,362,698
THQ, Inc.*	285,200	5,390,280
Waters Corp.	151,600	6,259,564
Zions Bancorp.	149,000	9,859,330
(Cost $133,730,367)		179,884,964
Total Common Stocks (Cost $356,836,651)		492,818,322

Securities Lending Collateral 18.9%
United States 18.9%
Daily Assets Fund Institutional, 1.80% (c) (e) (Cost $94,759,498)	94,759,498	94,759,498

Cash Equivalent 1.1%
United States 1.1%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $5,508,639)	5,508,639	5,508,639
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $457,104,788) (a)	118.4	593,086,459
Other Assets and Liabilities, Net	(18.4)	(92,126,452)
Net Assets	100.0	500,960,007

* Non-income producing security.

(a) The cost for federal income tax purposes was $459,333,257. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $133,753,202. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $161,331,345 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,578,143.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $89,877,529, which is 17.9% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depository Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $356,836,651) — including $89,877,529 of securities loaned	$ 492,818,322
Investment in Daily Assets Fund Institutional (cost $94,759,498)*	94,759,498
Investment in Scudder Cash Management QP Trust (cost $5,508,639)	5,508,639
Total investments in securities, at value (cost $457,104,788)	593,086,459
Foreign currency, at value (cost $243,083)	246,773
Receivable for investments sold	4,552,340
Dividends receivable	207,578
Interest receivable	11,227
Receivable for Fund shares sold	223,834
Foreign taxes recoverable	79,592
Other assets	16,376
Total assets	598,424,179
Liabilities
Payable for investments purchased	679,200
Payable for Fund shares redeemed	939,205
Payable upon return of securities loaned	94,759,498
Accrued management fee	464,350
Other accrued expenses and payables	621,919
Total liabilities	97,464,172
Net assets, at value	$ 500,960,007
Net Assets
Net assets consist of: Accumulated net investment loss	(1,085,516)
Net unrealized appreciation (depreciation) on: Investments	135,981,671
Foreign currency related transactions	4,384
Accumulated net realized gain (loss)	(58,764,659)
Paid-in capital	424,824,127
Net assets, at value	$ 500,960,007

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($120,397,568 ÷ 4,022,100 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 29.93
Maximum offering price per share (100 ÷ 94.25 of $29.93)	$ 31.76

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($43,417,795 ÷ 1,535,877 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 28.27

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($23,357,721 ÷ 823,165 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)

$ 28.38
Class AARP Net Asset Value, offering and redemption price per share ($4,766,346 ÷ 155,947 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 30.56
Class S Net Asset Value, offering and redemption price per share ($309,020,577 ÷ 10,114,507 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 30.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $463,015)	$ 6,696,516
Interest — Scudder Cash Management QP Trust	97,335
Securities lending income, including income from Daily Assets Fund Institutional	198,623
Total Income	6,992,474
Expenses: Management fee	5,374,016
Administrative fee	800,928
Services to shareholders	894,984
Custodian and accounting fees	312,343
Distribution service fees	967,703
Auditing	43,454
Legal	14,670
Directors' fees and expenses	15,057
Reports to shareholders	29,923
Registration fees	9,244
Other	7,656
Total expenses, before expense reductions	8,469,978
Expense reductions	(238,677)
Total expenses, after expense reductions	8,231,301
Net investment income (loss)	(1,238,827)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	44,865,164
Foreign currency related transactions	(33,360)
44,831,804
Net unrealized appreciation (depreciation) during the period on: Investments	28,757,754
Foreign currency related transactions	(3,641)
28,754,113
Net gain (loss) on investment transactions	73,585,917
Net increase (decrease) in net assets resulting from operations	$ 72,347,090

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ (1,238,827)	$ (1,495,144)
Net realized gain (loss) on investment transactions	44,831,804	(3,329,513)
Net unrealized appreciation (depreciation) on investment transactions during the period	28,754,113	150,243,602
Net increase (decrease) in net assets resulting from operations	72,347,090	145,418,945
Fund share transactions: Proceeds from shares sold	169,046,705	101,524,439
Cost of shares redeemed	(204,198,225)	(145,920,316)
Net increase (decrease) in net assets from Fund share transactions	(35,151,520)	(44,395,877)
Increase (decrease) in net assets	37,195,570	101,023,068
Net assets at beginning of period	463,764,437	362,741,369
Net assets at end of period (including accumulated net investment loss of $1,085,516 and $17,867, respectively)	$ 500,960,007	$ 463,764,437

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 25.80	$ 17.77	$ 21.15	$ 34.70	$ 28.05
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.09)	(.13)	(.20)	(.39)
Net realized and unrealized gain (loss) on investment transactions	4.21	8.12	(3.25)	(10.94)	9.42
Total from investment operations	4.13	8.03	(3.38)	(11.14)	9.03
Less distributions from: Net realized gains on investment transactions	—	—	—	(2.41)	(2.38)
Net asset value, end of period	$ 29.93	$ 25.80	$ 17.77	$ 21.15	$ 34.70
Total Return (%)[b]	16.01[c]	45.19	(15.98)	(34.16)[c]	32.63[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	102	71	100	153
Ratio of expenses before expense reductions (%)	1.84	1.72	1.75	2.10[d]	2.09[e]
Ratio of expenses after expense reductions (%)	1.74	1.72	1.75	1.89[d]	1.99[e]
Ratio of net investment income (loss) (%)	(.31)	(.41)	(.62)	(.74)	(1.06)
Portfolio turnover rate (%)	26	35	49	59	86

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.05% and 1.84%, respectively.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 1.99%, respectively.

Class B
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 24.55	$ 17.06	$ 20.46	$ 33.93	$ 27.69
Income (loss) from investment operations: Net investment income (loss)[a]	(.28)	(.23)	(.28)	(.43)	(.68)
Net realized and unrealized gain (loss) on investment transactions	4.00	7.72	(3.12)	(10.63)	9.30
Total from investment operations	3.72	7.49	(3.40)	(11.06)	8.62
Less distributions from: Net realized gains on investment transactions	—	—	—	(2.41)	(2.38)
Net asset value, end of period	$ 28.27	$ 24.55	$ 17.06	$ 20.46	$ 33.93
Total Return (%)[b]	15.15[c]	43.90	(16.62)	(34.74)[c]	31.51[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	50	42	60	108
Ratio of expenses before expense reductions (%)	2.67	2.55	2.55	2.82[d]	2.96[e]
Ratio of expenses after expense reductions (%)	2.50	2.55	2.55	2.78[d]	2.83[e]
Ratio of net investment income (loss) (%)	(1.07)	(1.24)	(1.42)	(1.63)	(1.90)
Portfolio turnover rate (%)	26	35	49	59	86

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.72% and 2.68%, respectively.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.95% and 2.83%, respectively.

Class C
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 24.64	$ 17.11	$ 20.52	$ 34.00	$ 27.71
Income (loss) from investment operations: Net investment income (loss)[a]	(.28)	(.23)	(.28)	(.40)	(.68)
Net realized and unrealized gain (loss) on investment transactions	4.02	7.76	(3.13)	(10.67)	9.35
Total from investment operations	3.74	7.53	(3.41)	(11.07)	8.67
Less distributions from: Net realized gains on investment transactions	—	—	—	(2.41)	(2.38)
Net asset value, end of period	$ 28.38	$ 24.64	$ 17.11	$ 20.52	$ 34.00
Total Return (%)[b]	15.18[c]	44.01	(16.62)	(34.69)[c]	31.73[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	22	16	20	29
Ratio of expenses before expense reductions (%)	2.62	2.52	2.53	2.82[d]	2.91[e]
Ratio of expenses after expense reductions (%)	2.49	2.52	2.53	2.68[d]	2.80[e]
Ratio of net investment income (loss) (%)	(1.06)	(1.21)	(1.40)	(1.55)	(1.89)
Portfolio turnover rate (%)	26	35	49	59	86

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.74% and 2.60%, respectively.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.90% and 2.80%, respectively.

Class AARP
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 26.27	$ 18.05	$ 21.42	$ 28.44
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	4.31	8.27	(3.30)	(7.00)
Total from investment operations	4.29	8.22	(3.37)	(7.02)
Net asset value, end of period	$ 30.56	$ 26.27	$ 18.05	$ 21.42
Total Return (%)	16.33[c]	45.54[c]	(15.73)	(24.68)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2.390		.335
Ratio of expenses before expense reductions (%)	1.58	1.48	1.48	1.48*
Ratio of expenses after expense reductions (%)	1.47	1.47	1.48	1.48*
Ratio of net investment income (loss) (%)	(.04)	(.16)	(.35)	(.09)*
Portfolio turnover rate (%)	26	35	49	59

[a] For the period from March 1, 2001 (commencement of operations of Class AARP shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 26.26	$ 18.05	$ 21.42	$ 35.01	$ 28.17
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.04)	(.08)	(.11)	(.21)
Net realized and unrealized gain (loss) on investment transactions	4.31	8.25	(3.29)	(11.06)	9.43
Total from investment operations	4.29	8.21	(3.37)	(11.17)	9.22
Less distributions from: Net investment income	—	—	—	(.01)	—
Net realized gains on investment transactions	—	—	—	(2.41)	(2.38)
Total distributions	—	—	—	(2.42)	(2.38)
Net asset value, end of period	$ 30.55	$ 26.26	$ 18.05	$ 21.42	$ 35.01
Total Return (%)	16.34[b]	45.48	(15.73)	(33.94)	33.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	289	234	328	574
Ratio of expenses before expense reductions (%)	1.48	1.48	1.48	1.51	1.53[c]
Ratio of expenses after expense reductions (%)	1.48	1.48	1.48	1.51	1.52[c]
Ratio of net investment income (loss) (%)	(.05)	(.17)	(.35)	(.37)	(.59)
Portfolio turnover rate (%)	26	35	49	59	86

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.52% and 1.52%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $58,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($12,200,000), October 31, 2010 ($42,100,000) and October 31, 2011 ($3,700,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 310,852
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (58,000,000)
Net unrealized appreciation (depreciation) on investments	$ 133,753,202

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $124,823,981 and $160,839,368, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $5,795, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004 the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period from November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Waived
Class A	$ 181,764	$ —
Class B	97,100	10,789
Class C	42,044	2,473
Class AARP	4,398	865
Class S	475,622	—
	$ 800,928	$ 14,127

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). In addition, for the period November 1, 2003 through March 31, 2004, the Advisor voluntarily agreed to waive a portion of its Administrative Fee on Class AARP shares of the Fund to the extent necessary to maintain the operating expenses of Class AARP at 1.39% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through October 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 247,925	$ 116,041	$ 46,570
Class B	126,355	71,342	16,756
Class C	55,400	28,107	9,772
Class AARP	8,697	3,265	1,234
Class S	267,434	—	138,938
	$ 705,811	$ 218,755	$ 213,270

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through October 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $154,502, of which $68,201 is unpaid at October 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 361,811	$ 26,025
Class C	173,178	14,050
	$ 534,989	$ 40,075

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
Class A	$ 259,533	$ 44,878.23%
Class B	118,404	17,151.25%
Class C	54,777	7,669.24%
	$ 432,714	$ 69,698

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004, aggregated $19,546 and $168, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $145,709 and $792, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2004, SDI received $524.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share  in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,654,654	$ 46,603,038	1,815,016	$ 38,274,680
Class B	303,282	8,080,719	395,019	7,656,305
Class C	238,236	6,375,353	242,990	4,828,431
Class AARP	194,323	5,594,974	62,783	1,416,061
Class S	3,658,318	102,392,621	2,265,612	49,348,962
		$ 169,046,705		$ 101,524,439
Shares redeemed
Class A	(1,571,247)	$ (44,153,159)	(1,884,516)	$ (38,770,024)
Class B	(798,086)	(21,293,409)	(807,044)	(15,575,286)
Class C	(312,489)	(8,361,398)	(252,727)	(4,929,682)
Class AARP	(101,227)	(2,915,854)	(21,539)	(475,476)
Class S	(4,530,381)	(127,474,405)	(4,238,610)	(86,169,848)
		$ (204,198,225)		$ (145,920,316)
Net increase (decrease)
Class A	83,407	$ 2,449,879	(69,500)	$ (495,344)
Class B	(494,804)	(13,212,690)	(412,025)	(7,918,981)
Class C	(74,253)	(1,986,045)	(9,737)	(101,251)
Class AARP	93,096	2,679,120	41,244	940,585
Class S	(872,063)	(25,081,784)	(1,972,998)	(36,820,886)
		$ (35,151,520)		$ (44,395,877)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and to the  Shareholders of Scudder Global Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Discovery Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2004	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $463,015 and earned $485,824 of foreign source income during the year ended October 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates approximately $0.03 per share as foreign taxes paid and $0.03 per share as income earned from foreign sources for the year ended October 31, 2004.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KGDAX	KGDBX	KGDCX
CUSIP Number	378947-600	378947-709	378947-808
Fund Number	083	283	383

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGDPX	SGSCX
Fund Number	210	010
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Global/International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER GLOBAL DISCOVERY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004               $76,500          $185          $9,400           $0
--------------------------------------------------------------------------------
2003               $65,500         $1,205         $9,000           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                  $453,907               $0                  $0
--------------------------------------------------------------------------------
2003                  $662,457             $50,000               $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004             $9,400             $0               $1,153,767      $1,163,167
--------------------------------------------------------------------------------
2003             $9,000          $50,000            $4,947,177      $5,006,177
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Discovery Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Discovery Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

By:                                 /s/Paul Schubert
                                    -----------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    -----------------------------------------